ANNUAL REPORT


March 31, 1999


TEMPLETON GREATER EUROPEAN FUND


[LOGO(R)]

FRANKLIN(R) TEMPLETON (R)

PAGE

[LOGO] CELEBRATING 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

[PICTURE OF MARK HOLOWESKO APPEARS HERE]


MARK G. HOLOWESKO, CFA
President
Templeton Global Investment Trust

PAGE


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Greater European Fund seeks to achieve long-term capital appreciation by investing, under normal market conditions, at least 75% of its total assets in equity securities of "Greater European companies," as defined in the Fund's prospectus.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Greater European Fund covers the fiscal year ended March 31, 1999, a period encompassing significant change in Europe. During most of this time, a relatively smooth transition to the euro helped boost equity markets there. By the end of 1998, European equity markets were only 0.2% below their all-time high, as measured by the Morgan Stanley Capital International(R) (MSCI) Europe Index,(1) but during the first quarter of 1999 they weakened. Within this environment, the MSCI Europe Index, the Fund's benchmark, increased 4.89%. Over the same period, Templeton Greater



1. Source: Standard and Poor's(R) Micropal. The unmanaged MSCI Europe Index measures the performance of approximately 600 companies representing 15 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 13 of this report.


                                    CONTENTS

Shareholder Letter ......................................................      1

Performance Summaries ...................................................      6

Financial Highlights & Statement of Investments .........................     10

Financial Statements ....................................................     17

Notes to Financial Statements ...........................................     20

Independent Auditors' Report ............................................     24

Tax Designation .........................................................     25


[GRAPH] PYRAMID

PAGE


GEOGRAPHIC EXPOSURE
3/31/99


[THIS CHART SHOWS IN TABLE FORMAT THE GEOGRAPHIC EXPOSURE OF THE TEMPLETON GREATER EUROPEAN FUND RELATIVE TO THE MSCI EUROPE INDEX AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]


                                                                  MSCI -
COUNTRY                                             FUND*         EUROPE
-------------------------------------------------------------------------
Austria                                               1.0%         0.5%
Belgium                                               1.0%         2.3%
Denmark                                               0.6%         1.1%
Finland                                               4.3%         2.5%
France                                                7.7%        13.2%
Germany                                              10.3%        13.4%
Hungary                                               0.3%         0.0%
Ireland                                               0.0%         0.7%
Italy                                                 0.2%         7.1%
Netherlands                                           8.5%         8.3%
Norway                                                5.8%         0.6%
Portugal                                              0.0%         0.8%
Russia                                                1.0%         0.0%
Spain                                                 4.0%         4.3%
Sweden                                               11.1%         3.8%
Switzerland                                           0.4%        10.4%
United Kingdom                                       35.1%        31.0%
Short-Term Investments and Other Net Assets           8.7%         0.0%

*Based on Total Net Assets


European Fund - Class A posted a - 7.12% one-year cumulative total return. However, during the latter part of the reporting period, the Fund's performance improved substantially, and it delivered a 13.35% cumulative total return for the six months ended March 31, 1999, while the benchmark index returned 16.39% over the same period.(2)

The Fund's underperformance relative to its benchmark over the year was due largely to the fact that we are bottom-up, value investors and determine the Fund's holdings by research on individual stocks. Consequently, our country weightings differed from the index weightings, which are determined by market size.(3) The table to the left shows the geographic exposure of the Fund and the MSCI Europe Index as of March 31, 1999.

Compared with the index, the Fund was significantly overweighted in Norway and Sweden, whose equity markets returned - 24.3% and 1.9%, respectively, during the year in review. The Fund's largest Norwegian investment, Norsk Hydro AS, is involved in mineral and petroleum processing as well as oil rig operation. Although the company's stock declined more than 16% during the year as the price of oil, gas and light metals declined significantly, improvements in commodity prices have the potential to positively affect this stock. In addition, management has announced cost-cutting measures that we believe could eventually improve the company's prospects.



2. Source: Standard and Poor's Micropal.

3. Please remember that a Fund's performance also differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2

PAGE

The Fund's exposure to Italian and Swiss holdings was significantly lower than that of the index. As of March 31, 1999, Italian stocks were generally selling at a price-to-earnings (P/E) ratio of 37.2 times, (4) making it difficult for us to find securities we considered bargains in that country. In Switzerland the average P/E ratio was 35.8 times, (5) compared with the European average of 24.9 times, as measured by the MSCI Europe Index. (6) Despite our positive outlook for the country, we were only able to find one security there that met our value criteria.

Although the Fund's holdings in France were also below the index weighting, we did find some bargain stocks in this market. We initiated a position in Alcatel SA, which manufactures telecommunications equipment and provides telecommunication services, and added to our holdings of Pechiny SA, A, a company with mining operations. We believed Alcatel SA offered excellent exposure to Europe's growing telecommunications sector, particularly in data transmission.

In the Netherlands, our weighting remained fairly close to that of the index. Our top holding in this country was Koninklijke Philips Electronics NV, a manufacturer of consumer and industrial electronics, lighting and domestic appliances. Although its stock price suffered because of weakness in display and components segments, the company's balance sheet was secured by a large cash position, and management continued to improve operations and sell assets in non-core businesses.



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/99

[PIE CHART APPEARS HERE]

[THIS CHART SHOWS IN PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON GREATER EUROPEAN FUND'S PORTFOLIO HOLDINGS ON MARCH 31, 1999, BASED ON TOTAL NET ASSTS.]

United Kingdom                                     35.1%
Sweden                                             11.1%
Germany                                            10.3%
Netherlands                                         8.5%
France                                              7.7%
Norway                                              5.8%
Finland                                             4.3%
Spain                                               4.0%
Other Countries                                     4.5%
Short-Term Investments & Other Net Assets           8.7%



TOP 10 INDUSTRIES
3/31/99


[THIS CHART SHOWS IN TABLE FORMAT THE TOP 10 INDUSTRIES REPRESENTED IN TEMPLETON GREATER EUROPEAN FUND AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]


                                   % OF TOTAL
INDUSTRY                            NET ASSETS
----------------------------------------------
Chemicals                               9.9%
Energy Sources                          9.3%
Electrical & Electronics                8.2%
Machinery & Engineering                 8.0%
Automobiles                             7.0%
Utilities Electrical & Gas              5.6%
Merchandising                           5.1%
Transportation                          5.1%
Metals & Mining                         4.7%
Industrial Components                   4.6%


4. Source: Bloomberg.

5. Source: Bloomberg.

6. Source: Standard & Poor's Micropal.


                                                                               3

PAGE

TOP 10 HOLDINGS
3/31/99

[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON GLOBAL INFRASTRUCTURE FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]


COMPANY,                                % OF TOTAL
INDUSTRY, COUNTRY                       NET ASSETS
--------------------------------------------------
Norsk Hydro AS
Energy Sources, Norway                     2.8%

ABB AB, A&B
Electrical & Electronics,
Sweden                                     2.6%

Koninklijke Philips
Electronics NV
Electrical & Electronics,
Netherlands                                2.4%

BTR Siebe PLC
Machinery & Engineering,
United Kingdom                             2.2%

Alcatel SA
Electrical & Electronics,
France                                     2.1%

BASF AG
Chemicals, Germany                         2.0%

Societe Elf Aquitaine SA, Br
Energy Sources, France                     2.0%

Volvo AB, B
Automobiles, Sweden                        2.0%

Repsol SA
Energy Sources, Spain                      1.9%

Volkswagen AG, pfd
Automobiles, Germany                       1.9%


Looking forward, we are optimistic about long-term prospects for European economies and Templeton Greater European Fund. The advent of the euro may help to increase the availability of capital while lowering its cost, and consolidations and cost-cutting could accelerate as European companies are forced to compete with cross-border competitors. However, for the euro to be a long-term success, we believe European countries must reduce unemployment and spur job creation by cutting regulations and making cheaper capital available to entrepreneurs. Job mobility is another issue that must be addressed. In our opinion, a freer movement of labor from slower growth regions to higher growth areas will be a key determinant of the common currency's long-term success. Now that the euro has been launched, policymakers must keep the euro strong enough to solidify confidence in the new currency while being careful to avoid choking the competitive positions of European exports.

It is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and other considerations are discussed in the Fund's prospectus.


4

PAGE

This discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We thank you for your participation in Templeton Greater European Fund.

Sincerely,




/s/ Mark G. Holowesko
---------------------------
Mark G. Holowesko, CFA



/s/ Jeffrey A. Everett
---------------------------
Jeffrey A. Everett, CFA



/s/ Richard Sean Farrington
---------------------------
Richard Sean Farrington, CFA

The Portfolio Management Team
Templeton Greater European Fund


                                                                               5

PAGE

--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 5.75% initial sales charge.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, total returns would have been lower. After July 31, 1999, the fee waiver and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

CLASS A                         CHANGE         3/31/99   3/31/98
----------------------------------------------------------------
Net Asset Value                 - $1.65        $12.61    $14.26

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.2200
Long-Term Capital Gain          $0.3250
Short-Term Capital Gain         $0.0700
      TOTAL                     $0.6150

CLASS C                         CHANGE         3/31/99   3/31/98
----------------------------------------------------------------
Net Asset Value                 - $1.67        $12.49    $14.16

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.1633
Long-Term Capital Gain          $0.3250
Short-Term Capital Gain         $0.0700
      TOTAL                     $0.5583

ADVISOR CLASS                   CHANGE         3/31/99   3/31/98
----------------------------------------------------------------
Net Asset Value                 - $1.64        $12.66    $14.30

                                DISTRIBUTIONS
                                --------------------------------
Dividend Income                 $0.2562
Long-Term Capital Gain          $0.3250
Short-Term Capital Gain         $0.0700
      TOTAL                     $0.6512


Templeton Greater European Fund paid distributions derived from long-term capital gains of 32.5 cents ($0.325) per share during the fiscal year ended March 31, 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.


6

PAGE


PERFORMANCE

                                                       INCEPTION
CLASS A                            1-YEAR     3-YEAR   (5/8/95)
----------------------------------------------------------------
Cumulative Total Return(1)         - 7.12%    44.97%     50.62%
Average Annual Total Return(2)     -12.46%    10.98%      9.40%
Value of $10,000 Investment(3)     $8,754    $13,668    $14,196

                                    3/31/97  3/31/98    3/31/99
                                    -------  -------    -------
One-Year Total Return(4)            21.70%    28.25%    - 7.12%


                                                       INCEPTION
CLASS C                            1-YEAR     3-YEAR   (5/8/95)
----------------------------------------------------------------
Cumulative Total Return(1)         - 7.73%    42.20%     46.75%
Average Annual Total Return(2)     - 9.51%    12.09%     10.06%
Value of $10,000 Investment(3)      $9,049   $14,084    $14,530

                                    3/31/97  3/31/98    3/31/99
                                    -------  -------    -------
One-Year Total Return(4)             20.83%    27.55%    - 7.73%

                                                       INCEPTION
ADVISOR CLASS(5)                   1-YEAR     3-YEAR   (5/8/95)
----------------------------------------------------------------
Cumulative Total Return(1)         - 6.76%    46.37%     52.07%
Average Annual Total Return(2)     - 6.76%    13.54%     11.35%
Value of $10,000 Investment(3)      $9,324   $14,637    $15,207

                                    3/31/97   3/31/98   3/31/99
                                    -------   -------   -------
One-Year Total Return(4)            21.80%    28.88%    - 6.76%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 28.48% and 11.83%, respectively.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.


                                                                               7

PAGE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                  - 12.46%

3-Year                                                                    10.98%

Since Inception (5/8/95)                                                   9.40%

--------------------------------------------------------------------------------

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions.

CLASS A

Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/99)

        [TOTAL RETURN INDEX COMPARISON CLASS A LINE GRAPH]

[THE FOLLOWING CHART SHOWS IN LINE GRAPH FORMAT THE CUMULTIVE TOTAL RETURN OF A $10,000 INVESTMENT IN THE FUND - CLASS A, MAY 8, 1995 (INCEPTION) AS OF MARCH 31, 1999.]

                  TEMPLETON GREATER            MSCI
                    EUROPEAN FUND            EUROPE
                    - CLASS A*                INDEX
---------------------------------------------------------------------------
5/8/95                $9,425                 $10,000
5/95                   $9,444                $10,006
6/95                   $9,416                $10,104
7/95                   $9,472                $10,635
8/95                   $9,491                $10,227
9/95                   $9,312                $10,540
10/95                  $9,171                $10,494
11/95                  $9,142                $10,572
12/95                  $9,284                $10,911
1/96                   $9,877                $10,985
2/96                  $10,028                $11,189
3/96                   $9,793                $11,327
4/96                   $9,906                $11,413
5/96                  $10,066                $11,505
6/96                  $10,170                $11,635
7/96                   $9,924                $11,494
8/96                  $10,407                $11,839
9/96                  $10,445                $12,092
10/96                 $10,643                $12,377
11/96                 $10,908                $13,008
12/96                 $11,271                $13,264
1/97                  $11,725                $13,304
2/97                  $11,831                $13,483
3/97                  $11,918                $13,923
4/97                  $11,754                $13,858
5/97                  $11,956                $14,453
6/97                  $12,493                $15,180
7/97                  $12,881                $15,896
8/97                  $12,622                $14,991
9/97                  $13,597                $16,449
10/97                 $13,120                $15,644
11/97                 $12,981                $15,889
12/97                 $13,033                $16,473
1/98                  $13,183                $17,163
2/98                  $14,105                $18,509
3/98                  $15,284                $19,832
4/98                  $15,595                $20,222
5/98                  $15,679                $20,636
6/98                  $15,280                $20,867
7/98                  $15,139                $21,284
8/98                  $13,389                $18,612
9/98                  $12,524                $17,873
10/98                 $13,313                $19,309
11/98                 $13,702                $20,341
12/98                 $13,757                $21,236
1/99                  $13,633                $21,104
2/99                  $13,712                $20,573
3/99                  $14,196                $20,803




Past performance is not predictive of future results


8

PAGE

CLASS C
Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/99)

            [TOTAL RETURN INDEX COMPARISON CLASS C LINE GRAPH]

[THE FOLLOWING CHART SHOWS IN LINE GRAPH FORMAT THE CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT IN THE FUND - CLASS C, MAY 8, 1995 (INCEPTION) AS OF MARCH 31, 1999.]


                  TEMPLETON GREATER                      MSCI
               EUROPEAN FUND - CLASS C*                 EUROPE INDEX
              -----------------------------------------------------------------
 5/8/95                 $9,901                           $10,000
5/95                    $9,911                           $10,006
6/95                    $9,881                           $10,104
7/95                    $9,941                           $10,635
8/95                    $9,950                           $10,227
9/95                    $9,762                           $10,540
10/95                   $9,604                           $10,494
11/95                   $9,574                           $10,572
12/95                   $9,713                           $10,911
1/96                   $10,317                           $10,985
2/96                   $10,475                           $11,189
3/96                   $10,218                           $11,327
4/96                   $10,337                           $11,413
5/96                   $10,500                           $11,505
6/96                   $10,599                           $11,635
7/96                   $10,322                           $11,494
8/96                   $10,817                           $11,839
9/96                   $10,847                           $12,092
10/96                  $11,055                           $12,377
11/96                  $11,322                           $13,008
12/96                  $11,692                           $13,264
1/97                   $12,155                           $13,304
2/97                   $12,256                           $13,483
3/97                   $12,346                           $13,923
4/97                   $12,165                           $13,858
5/97                   $12,378                           $14,453
6/97                   $12,917                           $15,180
7/97                   $13,310                           $15,896
8/97                   $13,041                           $14,991
9/97                   $14,035                           $16,449
10/97                  $13,538                           $15,644
11/97                  $13,414                           $15,889
12/97                  $13,468                           $16,473
1/98                   $13,613                           $17,163
2/98                   $14,547                           $18,509
3/98                   $15,748                           $19,832
4/98                   $16,059                           $20,222
5/98                   $16,124                           $20,636
6/98                   $15,709                           $20,867
7/98                   $15,553                           $21,284
8/98                   $13,737                           $18,612
9/98                   $12,852                           $17,873
10/98                  $13,637                           $19,309
11/98                  $14,051                           $20,341
12/98                  $14,088                           $21,236
1/99                   $13,960                           $21,104
2/99                   $14,041                           $20,573
3/99                   $14,530                           $20,803




AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                  - 9.51%

3-Year                                                                   12.09%

Since Inception (5/8/95)                                                 10.06%


ADVISOR CLASS**
Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/99)

            [TOTAL RETURN INDEX COMPARISON ADVISOR CLASS LINE GRAPH]

[THE FOLLOWING CHART SHOWS IN GRAPH FORMAT THE CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT IN THE FUND-ADVISOR CLASS, MAY 8, 1995 (INCEPTION) AS OF MARCH 31, 1999.]


               Templeton Greater                 MSCI Europe Index
            European Fund - Advisor
                     Class
           ---------------------------------------------------------------------
5/8/95             $10,000                           $10,000
5/95               $10,020                           $10,006
6/95                $9,990                           $10,104
7/95               $10,050                           $10,635
8/95               $10,070                           $10,227
9/95                $9,880                           $10,540
10/95               $9,730                           $10,494
11/95               $9,700                           $10,572
12/95               $9,850                           $10,911
1/96               $10,480                           $10,985
2/96               $10,640                           $11,189
3/96               $10,390                           $11,327
4/96               $10,510                           $11,413
5/96               $10,680                           $11,505
6/96               $10,791                           $11,635
7/96               $10,530                           $11,494
8/96               $11,042                           $11,839
9/96               $11,082                           $12,092
10/96              $11,293                           $12,377
11/96              $11,574                           $13,008
12/96              $11,959                           $13,264
1/97               $12,440                           $13,304
2/97               $12,552                           $13,483
3/97               $12,655                           $13,923
4/97               $12,491                           $13,858
5/97               $12,705                           $14,453
6/97               $13,285                           $15,180
7/97               $13,708                           $15,896
8/97               $13,433                           $14,991
9/97               $14,479                           $16,449
10/97              $13,972                           $15,644
11/97              $13,845                           $15,889
12/97              $13,915                           $16,473
1/98               $14,074                           $17,163
2/98               $15,055                           $18,509
3/98               $16,310                           $19,832
4/98               $16,663                           $20,222
5/98               $16,736                           $20,636
6/98               $16,322                           $20,867
7/98               $16,172                           $21,284
8/98               $14,309                           $18,612
9/98               $13,389                           $17,873
10/98              $14,229                           $19,309
11/98              $14,654                           $20,341
12/98              $14,715                           $21,236
1/99               $14,583                           $21,104
2/99               $14,679                           $20,573
3/99               $15,207                           $20,803



AVERAGE ANNUAL TOTAL RETURN
3/31/99

ADVISOR CLASS**
-----------------------------------------------------------------
1-Year                                         - 6.76%
3-Year                                          13.54%
Since Inception (5/8/95)                        11.35%



*Source: Standard and Poor's(R) Micropal. The unmanaged MSCI Europe Index measures the performance of approximately 600 companies representing 15 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

**On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.

Past performance is not predictive of future results.


                                                                               9

PAGE


TEMPLETON GREATER EUROPEAN FUND
Financial Highlights

                                                                                       CLASS A
                                                                     --------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                     --------------------------------------------
                                                                      1999         1998         1997       1996+
                                                                      ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................          $14.26       $12.35      $10.39      $10.00
                                                                     --------------------------------------------
Income from investment operations:
 Net investment income......................................             .21          .23         .14         .08
 Net realized and unrealized gains (losses).................           (1.24)        2.99        2.09         .31
                                                                     --------------------------------------------
Total from investment operations............................           (1.03)        3.22        2.23         .39
                                                                     --------------------------------------------
Less distributions from:
 Net investment income......................................            (.22)        (.23)       (.13)         --
 Net realized gains.........................................            (.40)       (1.08)       (.14)         --
                                                                     --------------------------------------------
Total distributions.........................................            (.62)       (1.31)       (.27)         --
                                                                     --------------------------------------------
Net asset value, end of year................................          $12.61       $14.26      $12.35      $10.39
                                                                     ============================================
Total Return*...............................................         (7.12)%       28.25%      21.70%       3.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................         $39,509      $19,455      $9,268      $4,308
Ratios to average net assets:
 Expenses...................................................           1.73%        1.85%       1.85%       1.85%**
 Expenses, excluding waiver and payments by affiliate.......           1.73%        2.41%       2.63%       3.56%**
 Net investment income......................................           1.91%        2.04%       1.72%       1.39%**
Portfolio turnover rate.....................................          38.57%       27.59%      30.58%       9.86%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period May 8, 1995 (commencement of operations) to March 31, 1996.
 10

PAGE

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights (continued)

                                                                                  CLASS C
                                                                -------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                                -------------------------------------------
                                                                 1999         1998        1997       1996+
                                                                 -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $14.16      $12.27      $10.32      $10.00
                                                                -------------------------------------------
Income from investment operations:
 Net investment income......................................        .11         .12         .11         .07
 Net realized and unrealized gains (losses).................      (1.22)       3.01        2.02         .25
                                                                -------------------------------------------
Total from investment operations............................      (1.11)       3.13        2.13         .32
                                                                -------------------------------------------
Less distributions from:
 Net investment income......................................       (.16)       (.16)       (.04)         --
 Net realized gains.........................................       (.40)      (1.08)       (.14)         --
                                                                -------------------------------------------
Total distributions.........................................       (.56)      (1.24)       (.18)         --
                                                                -------------------------------------------
Net asset value, end of year................................     $12.49      $14.16      $12.27      $10.32
                                                                ===========================================
Total Return*...............................................    (7.73)%      27.55%      20.83%       3.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $14,222      $5,929      $2,424      $1,431
Ratios to average net assets:
 Expenses...................................................      2.37%       2.50%       2.50%       2.50%**
 Expenses, excluding waiver and payments by affiliate.......      2.37%       3.05%       3.29%       4.21%**
 Net investment income......................................      1.26%       1.31%       1.45%       1.06%**
Portfolio turnover rate.....................................     38.57%      27.59%      30.58%       9.86%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 8, 1995 (commencement of operations) to March 31, 1996.
                                                                              11

PAGE

TEMPLETON GREATER EUROPEAN FUND
Financial Highlights (continued)

                                                                         ADVISOR CLASS
                                                                -------------------------------
                                                                     YEAR ENDED MARCH 31,
                                                                -------------------------------
                                                                 1999         1998       1997+
                                                                 -----------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $14.30      $12.36      $11.56
                                                                -------------------------------
Income from investment operations:
 Net investment income......................................        .74         .56         .07
 Net realized and unrealized gains (losses).................      (1.73)       2.73         .73
                                                                -------------------------------
Total from investment operations............................       (.99)       3.29         .80
                                                                -------------------------------
Less distributions from:
 Net investment income......................................       (.25)       (.27)         --
 Net realized gains.........................................       (.40)      (1.08)         --
                                                                -------------------------------
Total distributions.........................................       (.65)      (1.35)         --
                                                                -------------------------------
Net asset value, end of year................................     $12.66      $14.30      $12.36
                                                                ===============================
Total Return*...............................................    (6.76)%      28.88%       6.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................       $265         $83         $36
Ratios to average net assets:
 Expenses...................................................      1.38%       1.50%       1.50%**
 Expenses, excluding waiver and payments by affiliate.......      1.38%       2.06%       1.90%**
 Net investment income......................................      2.49%       2.38%       2.56%**
Portfolio turnover rate.....................................     38.57%      27.59%      30.58%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to March 31, 1997.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON GREATER EUROPEAN FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.1%
AEROSPACE & MILITARY TECHNOLOGY 1.3%
Rolls-Royce PLC.............................................    United Kingdom        162,738    $   690,926
                                                                                                 -----------
AUTOMOBILES 4.3%
Autoliv Inc., SDR...........................................        Sweden             16,400        624,249
Bayerische Motorenwerke AG..................................       Germany              1,000        648,839
Volvo AB, B.................................................        Sweden             41,142      1,078,208
                                                                                                 -----------
                                                                                                   2,351,296
                                                                                                 -----------
BANKING 3.8%
Banco Popular Espanol SA....................................        Spain               4,231        272,240
Deutsche Bank AG, Br........................................       Germany             12,089        630,376
National Westminster Bank PLC...............................    United Kingdom         28,600        653,757
Unidanmark AS, A............................................       Denmark              4,725        322,572
Union Bank of Norway........................................        Norway             10,000        194,081
                                                                                                 -----------
                                                                                                   2,073,026
                                                                                                 -----------
BUILDING MATERIALS & COMPONENTS 3.3%
Anglian Group PLC...........................................    United Kingdom         88,000        399,897
Caradon PLC.................................................    United Kingdom        261,800        576,885
Hepworth PLC................................................    United Kingdom         38,500        104,103
Heywood Williams Group PLC..................................    United Kingdom        175,700        680,722
                                                                                                 -----------
                                                                                                   1,761,607
                                                                                                 -----------
BUSINESS & PUBLIC SERVICES 1.1%
Kardex AG, Br...............................................     Switzerland              800        218,364
Lex Service PLC.............................................    United Kingdom         59,700        396,580
                                                                                                 -----------
                                                                                                     614,944
                                                                                                 -----------
CHEMICALS 9.8%
Akzo Nobel NV...............................................     Netherlands           20,000        740,605
BASF AG.....................................................       Germany             30,000      1,091,474
Bayer AG, Br................................................       Germany             15,000        557,883
Cookson Group PLC...........................................    United Kingdom        272,638        631,575
DSM NV, Br..................................................     Netherlands            5,064        434,907
Imperial Chemical Industries PLC............................    United Kingdom         67,600        605,111
Kemira OY...................................................       Finland            100,000        626,167
Rhone-Poulenc SA, A.........................................        France             14,000        633,293
                                                                                                 -----------
                                                                                                   5,321,015
                                                                                                 -----------
CONSTRUCTION & HOUSING .1%
Hollandsche Beton Groep NV..................................     Netherlands            7,233         76,135
                                                                                                 -----------

                                                                              13

PAGE


TEMPLETON GREATER EUROPEAN FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS 8.2%
ABB AB, A...................................................        Sweden             15,000    $   186,063
ABB AB, B...................................................        Sweden             96,900      1,201,970
Alcatel SA..................................................        France             10,000      1,149,773
General Electric Co. PLC....................................    United Kingdom         63,000        566,986
Koninklijke Philips Electronics NV..........................     Netherlands           16,000      1,303,292
                                                                                                 -----------
                                                                                                   4,408,084
                                                                                                 -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .1%
BICC PLC....................................................    United Kingdom         47,432         71,593
                                                                                                 -----------
ENERGY SOURCES 9.3%
Norsk Hydro AS..............................................        Norway             36,900      1,503,930
Rao Gazprom, ADR, Reg S.....................................        Russia             12,302        127,018
Repsol SA...................................................        Spain              20,200      1,040,237
Saga Petroleum AS...........................................        Norway             18,175        198,711
Shell Transport & Trading Co. PLC...........................    United Kingdom        154,000      1,035,434
Shell Transport & Trading Co. PLC, ADR......................    United Kingdom          1,000         40,625
Societe Elf Aquitaine SA, Br................................        France              8,020      1,089,225
                                                                                                 -----------
                                                                                                   5,035,180
                                                                                                 -----------
FOOD & HOUSEHOLD PRODUCTS 1.6%
Northern Foods PLC..........................................    United Kingdom         25,719         46,085
Pick Szeged RT..............................................       Hungary              4,900        148,538
Tate & Lyle PLC.............................................    United Kingdom         97,000        651,406
                                                                                                 -----------
                                                                                                     846,029
                                                                                                 -----------
FOREST PRODUCTS & PAPER 3.6%
Assidomaen AB...............................................        Sweden              4,800         97,483
Mo Och Domsjoe AB, B........................................        Sweden             18,931        419,001
Stora Enso OYJ, A...........................................       Finland             47,500        456,400
Stora Enso OYJ, R...........................................       Finland             12,200        121,174
Svenska Cellulosa AB, B.....................................        Sweden              4,500         97,683
UPM-Kymmene Corp............................................       Finland             27,500        757,069
                                                                                                 -----------
                                                                                                   1,948,810
                                                                                                 -----------
INDUSTRIAL COMPONENTS 4.5%
Krones AG...................................................       Germany                822         21,210
Michelin SA, B..............................................        France             13,352        598,935
Otra NV.....................................................     Netherlands           39,300        517,624
Sandvik AB, A...............................................        Sweden             21,900        436,775
Sandvik AB, B...............................................        Sweden             11,000        219,385
SKF AB, A...................................................        Sweden             26,000        365,195
SKF AB, B...................................................        Sweden              8,000        113,827
Sylea SA....................................................        France              3,300        167,446
                                                                                                 -----------
                                                                                                   2,440,397
                                                                                                 -----------
LEISURE & TOURISM .3%
Rank Group PLC..............................................    United Kingdom         38,000        138,484
                                                                                                 -----------

 14

PAGE


TEMPLETON GREATER EUROPEAN FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING 8.0%
BTR Siebe PLC...............................................    United Kingdom        269,551    $ 1,189,016
Bullough PLC................................................    United Kingdom        584,800        731,637
Laird Group PLC.............................................    United Kingdom        186,500        666,867
Mckechnie Group PLC.........................................    United Kingdom         78,400        552,442
Rauma OY....................................................       Finland             29,600        341,931
VA Technologie AG, Br.......................................       Austria              5,900        424,536
Vickers Group PLC...........................................    United Kingdom        190,000        409,470
                                                                                                 -----------
                                                                                                   4,315,899
                                                                                                 -----------
MERCHANDISING 5.1%
Gucci Group NV..............................................     Netherlands            7,600        611,800
House of Fraser PLC.........................................    United Kingdom        231,400        293,238
Marks & Spencer PLC.........................................    United Kingdom         86,000        565,041
Moebel Walther AG...........................................       Germany              5,600         96,732
Safeway PLC.................................................    United Kingdom        200,000        782,940
Storehouse..................................................    United Kingdom        178,312        407,309
                                                                                                 -----------
                                                                                                   2,757,060
                                                                                                 -----------
METALS & MINING 4.7%
Billiton PLC................................................    United Kingdom        300,000        728,861
British Steel PLC...........................................    United Kingdom        180,000        367,578
Elkem ASA, A................................................        Norway             61,900        913,033
Pechiney SA, A..............................................        France             14,879        538,122
                                                                                                 -----------
                                                                                                   2,547,594
                                                                                                 -----------
MULTI-INDUSTRY 2.9%
Elementis PLC...............................................    United Kingdom         48,983         73,539
Inchcape PLC................................................    United Kingdom        198,900        455,942
Pilkington PLC..............................................    United Kingdom        424,900        565,884
*Saab AB, B.................................................        Sweden             58,700        467,573
                                                                                                 -----------
                                                                                                   1,562,938
                                                                                                 -----------
REAL ESTATE 1.2%
*Wereldhave NV..............................................     Netherlands           10,920        629,426
                                                                                                 -----------
RECREATION & OTHER CONSUMER GOODS .1%
Fila Holding SpA, ADR.......................................        Italy               4,400         36,300
                                                                                                 -----------
TELECOMMUNICATIONS 1.9%
British Telecommunications PLC..............................    United Kingdom         37,430        610,883
Rostelecom..................................................        Russia            168,000        131,040
Rostelecom, ADR.............................................        Russia             56,000        262,500
                                                                                                 -----------
                                                                                                   1,004,423
                                                                                                 -----------
TEXTILES & APPAREL .9%
*Adidas-Salomon AG..........................................       Germany              5,500        487,493
*Dawson International PLC...................................    United Kingdom         74,822         20,836
                                                                                                 -----------
                                                                                                     508,329
                                                                                                 -----------

                                                                              15

PAGE

TEMPLETON GREATER EUROPEAN FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 5.1%
British Airways PLC.........................................    United Kingdom        140,000    $   971,249
Koninklijke Nedlloyd Groep NV...............................     Netherlands            6,250        144,734
Kvaerner ASA, A.............................................        Norway             18,400        327,349
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom         40,300        586,811
Transport Development Group PLC.............................    United Kingdom         22,608         76,642
Vosper Thornycroft Holdings PLC.............................    United Kingdom         43,000        620,573
                                                                                                 -----------
                                                                                                   2,727,358
                                                                                                 -----------
UTILITIES ELECTRICAL & GAS 5.6%
Electrabel SA...............................................       Belgium              1,486        532,622
Empresa Nacional Hidroelectrica del Ribagorzana SA, B.......        Spain               5,500        144,882
Iberdrola SA, Br. ..........................................        Spain              48,200        713,943
*Mosenergo, ADR.............................................        Russia             13,500         32,063
National Power PLC..........................................    United Kingdom         70,000        537,605
Powergen PLC................................................    United Kingdom         40,000        440,384
Veba AG.....................................................       Germany             12,000        631,565
                                                                                                 -----------
                                                                                                   3,033,064
                                                                                                 -----------
WHOLESALE & INTERNATIONAL TRADE 1.3%
Dahl International AB.......................................        Sweden             44,500        684,574
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $53,431,116)......................                                      47,584,491
                                                                                                 -----------
PREFERRED STOCKS 3.2%
Ballast Nedam NV, pfd. .....................................     Netherlands            5,000        148,445
Baumax AG, pfd. ............................................       Austria              6,953        113,723
BBS Kraftfahrzeugtechnik AG, pfd. ..........................       Germany              1,500        288,253
Fiat SpA, pfd. .............................................        Italy              42,900         72,297
Krones AG, pfd. ............................................       Germany              1,918         49,696
Volkswagen AG, pfd. ........................................       Germany             26,000      1,038,574
                                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $2,370,201)....................                                       1,710,988
                                                                                                 -----------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
SHORT TERM INVESTMENTS (COST $4,535,888) 8.4%
U.S. Treasury Bills, 4.34% to 4.43%, with maturities to
  8/19/99...................................................    United States     $ 4,602,000      4,536,506
                                                                                                 -----------
TOTAL INVESTMENTS (COST $60,337,205) 99.7%..................                                      53,831,985
OTHER ASSETS, LESS LIABILITIES .3%..........................                                         164,123
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $53,996,108
                                                                                                 ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GREATER EUROPEAN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $60,337,205).....    $53,831,985
 Cash.......................................................            115
 Receivables:
  Investment securities sold................................      1,918,765
  Fund shares sold..........................................         54,547
  Dividends.................................................        585,990
 Other assets...............................................         12,025
                                                                -----------
      Total assets..........................................     56,403,427
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................          5,305
  Fund shares redeemed......................................      2,231,181
  To affiliates.............................................        111,584
 Accrued expenses...........................................         59,249
                                                                -----------
      Total liabilities.....................................      2,407,319
                                                                -----------
Net assets, at value........................................    $53,996,108
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   258,835
 Net unrealized depreciation................................     (6,505,220)
 Accumulated net realized gain..............................      2,032,754
 Beneficial shares..........................................     58,209,739
                                                                -----------
Net assets, at value........................................    $53,996,108
                                                                ===========
CLASS A:
 Net asset value per share ($39,508,991 / 3,132,005 shares
   outstanding).............................................         $12.61
                                                                ===========
 Maximum offering price per share ($12.61 / 94.25%).........         $13.38
                                                                ===========
CLASS C:
 Net asset value per share ($14,222,470 / 1,138,455 shares
   outstanding)*............................................         $12.49
                                                                ===========
 Maximum offering price per share ($12.49 / 99.00%).........         $12.62
                                                                ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($264,647 / 20,898 shares outstanding)....................         $12.66
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON GREATER EUROPEAN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $206,000)
 Dividends..................................................    $1,325,029
 Interest...................................................       729,802
                                                                ----------
      Total investment income...............................                     $  2,054,831
Expenses:
 Management fees (Note 3)...................................       423,088
 Administrative fees (Note 3)...............................        84,618
 Distribution fees (Note 3)
  Class A...................................................       147,854
  Class C...................................................       128,946
 Transfer agent fees (Note 3)...............................       118,300
 Custodian fees.............................................        20,600
 Reports to shareholders....................................        49,500
 Registration and filing fees...............................        40,700
 Professional fees..........................................        18,300
 Trustees' fees and expenses................................         6,700
 Amortization of organization costs.........................        13,242
 Other......................................................         2,725
                                                                ----------
      Total expenses........................................                        1,054,573
                                                                                 ------------
            Net investment income...........................                        1,000,258
                                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     3,679,038
  Foreign currency transactions.............................       (37,717)
                                                                ----------
      Net realized gain.....................................                        3,641,321
      Net unrealized depreciation on investments............                      (10,473,856)
                                                                                 ------------
Net realized and unrealized loss............................                       (6,832,535)
                                                                                 ------------
Net decrease in net assets resulting from operations........                     $ (5,832,277)
                                                                                 ============

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON GREATER EUROPEAN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                    1999              1998
                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  1,000,258       $   298,473
  Net realized gain from investments and foreign currency
    transactions............................................       3,641,321         1,213,778
  Net unrealized appreciation (depreciation) on
   investments..............................................     (10,473,856)        2,800,101
                                                                ------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (5,832,277)        4,312,352
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (731,302)         (207,163)
   Class C..................................................        (182,376)          (43,475)
   Advisor Class............................................         (10,692)             (905)
  Net realized gains:
   Class A..................................................      (1,305,179)         (998,765)
   Class C..................................................        (437,976)         (303,072)
   Advisor Class............................................         (17,826)           (3,694)
 Fund share transactions (Note 2):
   Class A..................................................      26,750,423         8,101,372
   Class C..................................................      10,148,300         2,853,411
   Advisor Class............................................         148,524            27,981
                                                                ------------------------------
    Net increase in net assets..............................      28,529,619        13,738,042
Net assets:
 Beginning of year..........................................      25,466,489        11,728,447
                                                                ------------------------------
 End of year................................................    $ 53,996,108       $25,466,489
                                                                ==============================
Undistributed net investment income included in net assets:
 End of year................................................    $    258,835       $   109,067
                                                                ==============================

                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Greater European Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital appreciation by investing, under normal market conditions, at least 75% of its total assets in equity securities of Greater European companies as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 20

PAGE


TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1999, there was an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                             ------------------------------------------------------------
                                                                        1999                               1998
                                                             ------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES        AMOUNT
                                                             ------------------------------------------------------------
CLASS A SHARES:
Shares sold................................................  11,427,434    $ 148,355,385         1,202,564    $15,820,682
Shares issued on reinvestment of distributions.............     152,278        1,853,465            92,488      1,117,164
Shares redeemed............................................  (9,812,112)    (123,458,427)         (681,131)    (8,836,474)
                                                             ------------------------------------------------------------
Net increase...............................................   1,767,600    $  26,750,423           613,921    $ 8,101,372
                                                             ============================================================

                                                                              21

PAGE


TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                                        1999                             1998
                                                              ---------------------------------------------------------
                                                               SHARES         AMOUNT             SHARES       AMOUNT
                                                              ---------------------------------------------------------
CLASS C SHARES:
Shares sold.................................................  1,614,772    $ 21,466,567          283,511    $ 3,671,637
Shares issued on reinvestment of distributions..............     44,862         540,863           27,106        325,541
Shares redeemed.............................................   (939,952)    (11,859,130)         (89,455)    (1,143,767)
                                                              ---------------------------------------------------------
Net increase................................................    719,682    $ 10,148,300          221,162    $ 2,853,411
                                                              =========================================================

                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                                        1999                             1998
                                                              ---------------------------------------------------------
                                                               SHARES         AMOUNT             SHARES       AMOUNT
                                                              ---------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.................................................    796,091    $ 11,069,182          186,400    $ 2,341,970
Shares issued on reinvestment of distributions..............      1,992          27,214              380          4,600
Shares redeemed.............................................   (782,998)    (10,947,872)        (183,909)    (2,318,589)
                                                              ---------------------------------------------------------
Net increase................................................     15,085    $    148,524            2,871    $    27,981
                                                              =========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TGAL and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.85%, 2.50%, and 1.50% of the Fund's average daily net assets of Class A, Class C, and Advisor Class shares, respectively, through August 1, 1999. For the year ended March 31, 1999, no reimbursement was necessary.

 22

PAGE


TEMPLETON GREATER EUROPEAN FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1999, unreimbursed costs were $225,324. Distributors received net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $33,785 and $19,819, respectively.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 3,109,807
Unrealized depreciation.....................................   (9,615,027)
                                                              -----------
Net unrealized depreciation.................................  $(6,505,220)
                                                              ===========

At March 31, 1999, the Fund has deferred currency losses occurring subsequent to October 31, 1998 of $37,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $54,994,461 and $16,005,708, respectively.

6. SUBSEQUENT EVENT

The Fund's Board of Trustees approved a proposal to change the Fund's name to the Templeton International Fund and to modify the Fund's investment policies to require investments exclusively in developed countries. It is anticipated that the effective date of these changes will occur in late 1999.

                                                                              23

PAGE

TEMPLETON GREATER EUROPEAN FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Greater European Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of Templeton Greater European Fund as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and, the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Greater European Fund, as of March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/ McGladrey & Pullen, LLP

New York, New York
April 30, 1999

 24

PAGE

TEMPLETON GREATER EUROPEAN FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Greater European Fund hereby designates $2,982,156 as a capital gain dividend for the fiscal year ended March 31, 1999.

At March 31, 1999, more than 50% of the Templeton Greater European Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 2000, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class A, Class C, and Advisor Class shareholders in May 1999.

                                      CLASS A                                 CLASS C                     ADVISOR CLASS
                       -------------------------------------   --------------------------------------  ------------------
                         FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES       FOREIGN SOURCE      FOREIGN TAXES
       COUNTRY         WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE
-------------------------------------------------------------------------------------------------------------------------
Austria..............       $0.0002             $0.0009             $0.0002             $0.0007             $0.0002
Belgium..............        0.0004              0.0016              0.0004              0.0014              0.0004
Denmark..............        0.0006              0.0025              0.0006              0.0022              0.0006
Finland..............        0.0032              0.0141              0.0032              0.0121              0.0032
France...............        0.0012              0.0102              0.0012              0.0087              0.0012
Germany..............        0.0006              0.0042              0.0006              0.0036              0.0006
Hong Kong............        0.0009              0.0104              0.0009              0.0089              0.0009
Italy................        0.0008              0.0038              0.0008              0.0033              0.0008
Netherlands..........        0.0034              0.0153              0.0034              0.0130              0.0034
Norway...............        0.0018              0.0084              0.0018              0.0072              0.0018
Poland...............        0.0001              0.0004              0.0001              0.0004              0.0001
Spain................        0.0016              0.0082              0.0016              0.0070              0.0016
Sweden...............        0.0061              0.0284              0.0061              0.0242              0.0061
Switzerland..........        0.0009              0.0042              0.0009              0.0036              0.0009
United Kingdom.......        0.0272              0.1331              0.0272              0.1137              0.0272
                       --------------------------------------------------------------------------------------------------
TOTAL................       $0.0490             $0.2457             $0.0490             $0.2100             $0.0490
                       ==================================================================================================

                         ADVISOR CLASS
                       ----------------
                        FOREIGN SOURCE
       COUNTRY         INCOME PER SHARE
---------------------
Austria..............      $0.0010
Belgium..............       0.0018
Denmark..............       0.0028
Finland..............       0.0155
France...............       0.0112
Germany..............       0.0047
Hong Kong............       0.0115
Italy................       0.0042
Netherlands..........       0.0168
Norway...............       0.0093
Poland...............       0.0005
Spain................       0.0090
Sweden...............       0.0313
Switzerland..........       0.0046
United Kingdom.......       0.1467
                           -------
TOTAL................      $0.2709
                           =======

                                                                              25

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LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund(1)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

PAGE




[FRANKLIN TEMPLETON LOGO]                                      -----------------
Templeton Greater European Fund                                    Bulk Rate
777 Mariners Island Blvd., P.O. Box 7777                         U.S. Postage
San Mateo, CA 94403-7777                                             PAID
                                                                 Permit No. 75
                                                                    Bell, CA
                                                               -----------------




ANNUAL REPORT

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Greater European Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

419 A99 05/99                   [RECYCLE LOGO] Printed on recycled paper